                                                                    Exhibit 23.1

[PricewaterhouseCoopers letterhead]



                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 20, 2002 relating to the consolidated financial statements, which appears in Allied Irish Banks, plc's Annual Report on Form 20-F (File No. 1-10284) for the year ended December 31, 2001.

PricewaterhouseCoopers

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PricewaterhouseCoopers
Chartered Accountants and
Registered Auditors

Dublin, Ireland

4 December 2002